SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2000



                               ION NETWORKS, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                            (State of Incorporation)

                000-13117                               22-2413505
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         (Commission File No.)                (IRS Employer Identification No.)


1551 South Washington Avenue, Piscataway New Jersey                     08854
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(Address of Principal Executive Offices)                             (Zip Code)


                                  732-529-0100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events
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                  On November 28, 2000, the Company issued a press release
relating to a restructuring plan. On January 16, 2001, the Company issued a press release relating to the signing of a significant contract with a customer. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1(i) and 99.1(ii), respectively.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (c)      Exhibits:

                  99.1(i) Ion Networks, Inc. Press Release dated November 28, 2000.

                  99.1(ii) Ion Networks, Inc. Press Release dated January 16,
                           2001.


                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ION NETWORKS, INC.


Dated: January 16, 2001                              By: /s/ Ronald C. Sacks
                                                        -----------------------
                                                        Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1(i)           Ion Networks, Inc. Press Release dated November 28, 2000.

99.1(ii)          Ion Networks, Inc. Press Release dated January 16, 2001.